EXHIBIT 10.1 (b)
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                             SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT ("Agreement") is made this [Date] by and between TheVeryBestOfTheInternet.com, Inc., a Texas corporation (the "Company"), and [Name of Investor], a [Type of Organization] (the "Subscriber").

WHEREAS, the Company is seeking an infusion of capital and is desirous of potential investors; and

WHEREAS, the Subscriber is desirous of investing in the Company pursuant to the terms of that certain offering (the "Offering") detailed in that certain Prospectus dated and constituting part of that certain Registration Statement on Form SB-2 as declared effective by the U.S. Securities and Exchange Commission (the "SEC") on (the "Registration Statement");

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

1.       SECURITIES

         A. The undersigned Subscriber hereby subscribes for and agrees to purchase shares (the "Shares") of the Company's common stock, par value $.0001 per share (the "Common Stock") more fully described in the Prospectus which is incorporated herein by reference.

         B. The Subscriber hereby encloses a check representing irrevocable payment of $[amount] (the "Purchase Payment") made payable to Securities Transfer Corporation, Escrow Acct. Subscriber hereby confirms that he has reviewed a copy of the Prospectus.

2.       REPRESENTATIONS AND WARRANTIES

         A. In order to induce the Company to accept this Subscription Agreement, the Subscriber represents and warrants to, and covenants and agrees with, the Company as follows.

                  1. The Subscriber understands and agrees that unless properly revoked before closing of a sale of the Shares to the Subscriber, this subscription will be irrevocable and will survive the Subscriber's death, disability or insolvency, except that the Subscriber will have no obligations in the event that this Agreement is rejected in its entirety by the Company.

                  2. The Subscriber understands and agrees that (a) this Subscription Agreement and the payment tendered in accordance herewith, may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company; the unaccepted remainder of the payment to be refunded to the Subscriber in the event that the Company does not accept the entire payment and if the Company accepts this Agreement in whole or part and the Subscriber tenders the payment to the Company, then the Subscriber will become a shareholder of the Company.

                  3. The Subscriber has full power and authority to execute and deliver this Agreement, and such Agreement has been duly executed and delivered by or on behalf of the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable in accordance with its respective terms, except to the extent such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

                                EXHIBIT 10.1 (b)
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                  4. Neither the execution, delivery nor performance by the Subscriber of this Agreement violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the Subscriber's assets or properties pursuant to or requires the consent, approval or order of any government or governmental agency or other person or entity under (a) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound or (b) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution and delivery by the Subscriber of this Agreement have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such investment will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the Subscriber.

                  5. The Subscriber, if an individual, is at least 21 years of age and has full legal capacity to enter into and perform his obligations under the Agreement. The Subscriber, if signing this Subscription Agreement on behalf of an entity, has been duly authorized by such entity to do so.

                  6. The foregoing representations and warranties are true and accurate as of the date hereof and will be true and accurate as of the date of delivery of this Agreement to the Company and will survive such delivery. If at any time prior to issuance of the Shares to the Subscriber, any representation and warranty of the Subscriber is no longer true, the Subscriber promptly will give written notice to the Company specifying which representations and warranties are not true and the reason therefore, whereupon the Subscriber's subscription may be rejected or, if previously accepted, such acceptance may be rescinded.

3.       EXECUTION IN COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which, taken together, will constitute the same agreement.

4.       NOTICE AND PAYMENT

         A. Any notice required to be given under this Agreement shall be in writing and delivered personally to the other designated party at the above stated address or mailed by certified, registered or Express mail, return receipt requested or by Federal Express.

         B. Either party may change the address to which notice or payment is to be sent by written notice to the other under any provision of this paragraph.

                                EXHIBIT 10.1 (b)
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5.       JURISDICTION/DISPUTES

This Agreement shall be governed in accordance with the laws of the State of Texas. All disputes under this Agreement shall be resolved by litigation in the courts of the State of Texas including the federal courts therein and the Parties all consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to it.

6.       AGREEMENT BINDING ON SUCCESSORS

The provisions of the Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, administrators, successors and assigns.

7.       ASSIGNABILITY

Neither party may assign this Agreement or the rights and obligations thereunder to any third party without the prior express written approval of the other party which shall not be unreasonably withheld.

8.       WAIVER

No waiver by either party of any default shall be deemed as a waiver of prior or subsequent default of the same of other provisions of this Agreement.

9.       SEVERABILITY

If any term, clause or provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be deemed to be severed from the Agreement.

10.      INTEGRATION

This Agreement constitutes the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents which may conflict with this Agreement.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

[Name of Subscriber]            VeryBestOfTheInternet.com, Inc.

By:                                  By:
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Title:                               Title:
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Date:                                Date:
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                                EXHIBIT 10.1 (b)
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                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on this _____ day of _______________, 2001.

_______ Shares for a purchase price of $____________ or $.50 per Share.

Manner in which title is to be held (Please Check One):

1.  _____  Individual Plan
2.  _____  Joint Tenants with Right of Survivorship
3.  _____  Community Property Under the Uniform Gift to Minors Act  of the State
           of Texas
4.  _____  Tenants in Common
5.  _____  Corporation/Partnership
6.  _____  IRA
7.  _____  Trust/Estate/Pension or Profit Sharing Date Opened:  ________
8.  _____  As a Custodian for _____________
9.  _____  Married with Separate Property
10. _____  Keogh

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

                     Exact Name in Which Title is to be Held


     (Signature)

     (If Joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons).


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     Name (Please Print)

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     Residence: Number and Street

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         City                        State                          Zip Code

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     Telephone Number

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     Social Security Number


     ACCEPTED this ____ day of _____________, 2001, on behalf of the Company

     By:
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                                EXHIBIT 10.1 (b)
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                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

     (Corporation, Partnership, Limited Liability Company, Trust, Etc.)

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     Name of Entity (Please Print)

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     Type of Entity (Partnership, Corporation, Limited Liability Company, Trust Estate, Other)

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     Address of Principal Office of Entity

     The Subscriber represents and warrants that (i) he or she is the ______________ (Insert Title) of the above entity, (ii) he or she has full power and authority to execute this Subscription Agreement on behalf of the above entity and (iii) investment in the Company by the above entity is not prohibited by the governing documents of the entity.

     SUBSCRIBER

     By:
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     Name:
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     Title:
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     Attest:
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     (If Entity is a Corporation)

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     Address

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     Telephone Number

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     Taxpayer Identification Number

     ACCEPTED this ____ day of ___________, 2001, on behalf of the Company

     By:
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